EXHIBIT A

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: July 11, 2018

SIBLING CAPITAL VENTURES LLC

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING CAPITAL VENTURES II LLC

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING CAPITAL VENTURES III LLC

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING CAPITAL VENTURES IV LLC

By:	/s/ Brian M. Isern
Brian M. Isern
President

/s/ Brian M. Isern
Brian M. Isern, in his individual capacity

/s/ Sandra I. Coufal
Sandra I. Coufal, M.D., in her individual capacity

SIBLING CAPITAL FUND II-A L.P.

By:	Sibling Capital Ventures LLC, its general partner

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING CAPITAL FUND II-B L.P.

By: Sibling Capital Ventures II LLC, its general partner

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING CAPITAL FUND II-C L.P.

By: Sibling Capital Ventures III LLC, its general partner

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING CAPITAL FUND II-D L.P.

By: Sibling Capital Ventures IV LLC, its general partner

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING CO-INVESTMENT LLC

By: Sibling Capital Ventures LLC, its sole manager

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING INSIDERS II LLC

By:	/s/ Brian M. Isern
Brian M. Isern
President

SIBLING INSIDERS FUND II L.P.

By: Sibling Insiders II LLC, its general partner

By:	/s/ Brian M. Isern
Brian M. Isern
President